UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2007
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TREASURE ISLAND ROYALTY TRUST
(Exact name of registrant as specified in its charter)
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Texas	333-91014-01	02-6148888
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

U.S. BANK NATIONAL ASSOCIATION
AS TRUSTEE OF THE TREASURE ISLAND ROYALTY TRUST
CORPORATE TRUST SERVICES
5555 San Felipe, 11th Floor
Mail Code:  EX-TX-WSFH
Houston, Texas 77056
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 275-9208

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Newfield Exploration Company announced on June 21, 2007 that it had agreed to sell a significant portion of its interests in all of the remaining Treasure Island leases to McMoRan Exploration Co. (MMR).  Upon closing of the transaction, MMR will succeed Newfield as operator of the leases and the Blackbeard West Prospect.  A copy of Newfield's press release is filed herewith as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press release issued by Newfield Exploration Company on June 21, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TREASURE ISLAND ROYALTY TRUST

Date: June 22, 2007	By:	U.S. Bank National Association,
as Trustee

	By:	/s/ GLENDA F. PETERSON
Glenda F. Peterson
Trust Officer

Note:	Because the registrant is a trust without officers or employees, only the signature of an officer of the trustee of the registrant is available and has been provided.

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Newfield Exploration Company on June 21, 2007.